Annual Report

NEW HORIZONS FUND

DECEMBER 31, 1999

[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
New Horizons Fund

 .    The market posted a strong advance, although gains were concentrated in technology and other high-growth stocks.

 .    The New Horizons Fund finished the year with a strong return, outpacing most benchmarks but lagging funds with higher technology exposure.

 .    The portfolio contained three technology-related stocks that increased more than tenfold.

 .    Holdings in technology sectors grew, while business services and health care positions declined.

 .    Despite the concentration of market returns, we remain committed to a well-diversified portfolio of emerging growth companies.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

A powerful fourth quarter advance, led by surging technology stocks, carried the stock market to record highs at the end of the year. The Standard & Poor's 500 Stock Index gained more than 20% for the year. This was its fifth consecutive year of total returns above 20%, an unprecedented feat in stock market history. Robust economic growth, stronger-than-expected corporate profits, benign inflation, and continued public optimism toward the stock market created a very positive investment climate.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/99                 6 Months        12 Months
--------------------------------------------------------------------------------
New Horizons Fund                       23.33%          32.52%

Russell 2000 Growth Index               26.83           43.09

Russell 2000 Index                      10.96           21.26

Lipper Small Cap Fund Index             29.71           41.93

S&P 500                                  7.71           21.04

Small-company stocks, the focus of your fund's investment program, also soared late in the year, although only a relatively narrow group of technology and biotechnology stocks led the advance. While the Russell 2000 Index of small stocks actually edged out the performance of the S&P 500 for the year, the average smaller-cap stock underperformed the S&P 500 by a substantial margin for the sixth consecutive year.

Against this backdrop, your fund rose 23.33% for the six months and 32.52% for the full year, aided by strong gains in the technology sector. The fund outperformed the Russell 2000 for both periods but lagged the technology-laden Russell 2000 Growth Index and our Lipper peer group. The fund had one of its best annual showings in 1999 -- only eight times in the fund's 39-year history have annual returns been greater.

The fund's longer-term record compared favorably against the relevant small-cap indices. For the five- and 10-year periods ended December 31, 1999, the fund returned 181.18% and 423.74%, respectively, compared to 116.37% and 251.64% for the Russell 2000 and 138.54% and 255.08% for the Russell 2000 Growth Index.

YEAR-END DISTRIBUTIONS

On December 14, 1999, your Board of Directors declared a short-term capital gain distribution of $0.94 per share and a long-term capital gain distribution of $2.08 per share to shareholders of record on that date. These were paid on December 16. You should already have received your check or statement reflecting these distributions, as well as Form 1099-DIV summarizing this information for 1999 tax purposes.



MARKET ENVIRONMENT

The U.S. economy was much stronger in 1999 than most economists predicted and created a solid underpinning for continued stock market gains. It was the fourth consecutive year of at least 4% growth, very surprising following the economic strength earlier in the decade. In fact, the economy is entering its tenth year of growth, an all-time record. Corporate profits also continue to exceed forecasts, with growth rates in the mid-teens despite a continued drag from weaker overseas economies. Unemployment remains at record lows, inflation stands near 2%, and consumer confidence remains at record highs. The economy was led by strength in the consumer sector and by technology-based capital spending.

The stock market's strength particularly stood out considering the sharp increase in long-term interest rates during the year. Long-term rates rose approximately 150 basis points, ending the year with yields approaching 6.5%. The bond market endured its worst year since 1994. However, the political climate was beneficial for stocks. In Washington, a stalemate between the President and the Congress blocked any major new initiatives and allowed the federal budget surplus to accumulate, which Wall Street applauded.

Stock prices declined in the September quarter but rallied powerfully late in the year. The market's advance, however, was not broadbased - technology stocks and a small group of large-cap blue chips were the only real winners. Tech stocks accounted for nearly 70% of the gain in the S&P 500 and only slightly less of the increase in the Russell 2000. The technology sector of the S&P 500 rose by better than 70% for the second consecutive year while telecommunications and Internet-related companies posted far higher gains. Without technology, the market would have posted only a single-digit advance for the year.

The strength in technology stocks masked weakness elsewhere. Only about half of the stocks in the S&P 500 generated gains for the year and approximately one-third of all stocks declined 20% or more. While all the major market indices reached record highs on a regular basis as the year went on, the Russell 2000 only barely exceeded its April 1998 peak. By this measure, small-cap stocks significantly underperformed for the sixth consecutive year.

In addition, the small-cap market reported the widest gap ever recorded between the performance of small-cap growth and small-cap value stocks. Small-cap growth, aided by sharp gains in technology and biotechnology stocks, rose 43% for the year; small-cap value issues actually declined in the aggregate, as noted in the accompanying table.

-----------------------
SMALL-CAP STOCK RETURNS
--------------------------------------------------------------------------------

Periods Ended 12/31/99               6 Months        12 Months
--------------------------------------------------------------------------------

Russell 2000 Index                    10.96%          21.26%

Russell 2000 Growth Index             26.83           43.09

Russell 2000 Value Index              -6.41           -1.49


PORTFOLIO REVIEW

In general, the fund's small-cap growth focus helped performance but its broadly diversified exposure across economic sectors was not rewarded due to the concentration of returns among technology-related issues. For this reason, the fund lagged other small-cap growth funds with a heavier focus on technology stocks. We are somewhat wary of how extended the valuations of small-cap technology issues are compared with other small-cap growth stocks and continue to believe that a more diversified portfolio will deliver superior returns over time.

The fund's returns for the 6- and 12-month periods were concentrated in a few sectors, led by technology for both periods. Within this sector, Internet-related e-commerce stocks were particularly strong with most holdings more than doubling in 1999. Telecommunications services holdings, which we classify under business services, were equally strong; many of these also more than doubled in price during the year. Finally, biotechnology stocks surged late in the year as Wall Street became enamored with the implications of advances in the field of genomics and with the product development pipeline at many biotechnology companies.

The rest of the portfolio, however, languished. Consumer, business services, financial, and industrial sector positions contributed little or nothing regardless of their strong earnings results. Earnings shortfalls, however, were severely punished, and many holdings declined 50% or more after reporting earnings below expectations.

Three portfolio holdings deserve particular recognition because they appreciated more than tenfold during the year, a feat that has rarely if ever happened in the fund's long history. Omnipoint, a digital wireless services operator that had serious financial difficulties in 1998, was able to resolve these problems and agreed to merge with another large wireless company, VoiceStream Communications. The deal is pending. Explosive growth in wireless subscribers and the recognition that digital wireless networks can be used for data as well as voice transmission led to huge gains among stocks in this sector. Omnipoint was the fund's second-largest holding at year-end.

We purchased Optical Coating Laboratory, a company with unique capabilities in the area of optical components, in September 1998 at an average price of $15 to $16. Wall Street had ignored this company and its capabilities for years, only belatedly recognizing that the firm's technology could lower telecommunications costs. The stock soared in 1999. Then, late in the year, the company agreed to be acquired by JDS Uniphase, another leader in optical components, and the stock had another meteoric increase, ending the year at $295.

Liberate Technologies was the fund's third "10 bagger." The company provides critical software used to facilitate interactive television and the delivery of Internet content to the TV. It came public in July 1999 at $16. The overall market was somewhat soft at the time, and we were able to accumulate a meaningful position at close to the initial public offering (IPO) price. Wall Street became infatuated with Liberate and the e-commerce potential of interactive television as the year went on and Liberate soared, ending the year at $256. We sold part of our position as the stock rose but still held a large position at year-end.

Other notable winners for the fund last year were long-time semiconductor holdings Analog Devices, Maxim Integrated Products, and Xilinx, each of which more than doubled. Pegasus Communications, a provider of satellite TV services to non-metropolitan areas, rose almost fourfold as growth in satellite TV subscribers accelerated. Lastly, biotechnology stocks were strong performers across the board, led by Abgenix, Affymetrix, Cephalon, MedImmune, Millennium Pharmaceuticals, and Viropharma.

Of course, a number of holdings detracted from performance. In the most recent six-month period, dental distributor Henry Schein, education services provider Sylvan Learning Systems, and business services provider Lason Systems all fell sharply on disappointing earnings prospects. For the full year, each of the above, as well as software company Network Associates and health care services companies Total Renal Care Holdings and Omnicare, were major decliners.

There were several shifts in sector weightings in 1999, the most significant of which was a sharp increase in technology holdings from 20% to 28% of assets. We reduced business services holdings from 37% to 32% after a year filled with news of earnings shortfalls in the sector. Health care weightings fell slightly from 17% to 15%, despite increases in the biotechnology area, primarily because of a sharp decline in health care services holdings.

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                         12/31/98       6/30/99       12/31/99
--------------------------------------------------------------------------------
Financial                    4%            4%            3%

Health Care                 17            12            15

Consumer                    15            18            14

Technology                  20            23            28

Business Services           37            36            32

Energy                       1             3             3

Industrial                   2             2             1

Reserves                     4             2             4

Total                      100%          100%          100%


OUTLOOK

The U.S. economy entered the new millennium with strong momentum. Record employment levels and high consumer confidence domestically, as well as improving fundamentals in most other parts of the globe, should keep domestic economic growth at near-record levels in 2000. Accelerating technology spending is likely to contribute to economic growth as well. Corporate earnings growth actually strengthened late in 1999. With above-trend economic growth and some signs of a pickup in inflation, the Fed is likely to raise rates in the near term to try to rein in growth to a more sustainable level. Long-term interest rates have already moved higher in January and may rise modestly again. What effect the upcoming presidential and congressional elections may have on the markets is unknown, but we think little meaningful legislation will be passed this year, which is good for the stock market.

With this backdrop, the stock market should have another positive year, but the key issue for investors is whether the market will broaden. It is not simply a question of small-caps versus large-caps, but whether market leadership will rotate beyond the recent leaders in technology, communications, and biotechnology. The valuation disparity between these market-leading sectors and the rest of the market is unprecedented. Last year's leaders have remained in the forefront early this year, but we believe a narrowing in the valuation gap in the market is likely at some point. The majority of stocks, particularly in the small-cap sector, appear very attractively priced and should hold up reasonably well in any market correction.

Your fund's relative valuation measures remain favorable when compared with the broad market. Its P/E compared with the S&P 500 was at a very inexpensive 1.03 as of year-end, near the low end of its historical range, as shown on the chart on page 7. However, excluding the technology and biotechnology companies, which are selling at all-time record valuations, the rest of the portfolio sells at a substantial discount to the market. Therefore, we remain committed to maintaining a broadly diversified portfolio of emerging growth companies in all market sectors and believe the portfolio is well positioned to deliver attractive returns in 2000 and beyond.



Respectfully submitted,

/s/ John H. Laporte

John H. Laporte
President and Chairman of the Investment Advisory Committee

January 28, 2000

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                              6/64          20.60
                              6/71          28.00
                              6/78           9.50
                              6/85          15.00
                              6/92          16.80
                              12/99         28.30


                                    [GRAPH]

                             [NO POINTS AVAILABLE]

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                     12/31/99
--------------------------------------------------------------------------------
Analog Devices                                                           2.5%
Omnipoint                                                                2.0
Xilinx                                                                   1.9
Maxim Integrated Products                                                1.8
Synopsys                                                                 1.7
--------------------------------------------------------------------------------
Catalina Marketing                                                       1.6
Infinity Broadcasting                                                    1.5
PSINet                                                                   1.2
Pegasus Communications                                                   1.2
Burr Brown                                                               1.2
--------------------------------------------------------------------------------
Altera                                                                   1.2
BISYS Group                                                              1.1
Eagle USA Air Freight                                                    1.1
BJ Services                                                              1.0
Affiliated Computer Services                                             1.0
--------------------------------------------------------------------------------
Liberate Technologies                                                    1.0
WebTrends                                                                1.0
Optical Coating Laboratory                                               1.0
Electronics for Imaging                                                  1.0
Cognex                                                                   1.0
--------------------------------------------------------------------------------
Parametric Technology                                                    0.9
ISS Group                                                                0.8
Radian Group                                                             0.8
Outback Steakhouse                                                       0.8
Lamar Advertising                                                        0.8
--------------------------------------------------------------------------------
Total                                                                   31.1%

Note: Table excludes reserves.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 12/31/99

Ten Best Contributors                  Ten Worst Contributors
--------------------------------------------------------------------------------

Omnipoint                      45 cents  Henry Schein                  -17 cents
Liberate Technologies *        38        Sylvan Learning Systems        14
Analog Devices                 33        Lason **                       13
Adobe Systems **               24        Outback Steakhouse             12
Xilinx                         24        Comfort Systems USA             9
Optical Coating Laboratory     21        Total Renal Care Holdings       9
Pegasus Communications         21        Jones Lang LaSalle              8
Citrix Systems                 19        United Rentals                  8
Parametric Technology          17        SunGard Data Systems            8
Maxim Integrated Products      16        Mutual Risk Management          8
--------------------------------------------------------------------------------
Total                         258 cents  Total                        -106 cents



12 Months Ended 12/31/99

Ten Best Contributors                    Ten Worst Contributors
--------------------------------------------------------------------------------

Omnipoint                    55 cents  Network Associates **           -23 cents
Analog Devices               48        Henry Schein                     23
Adobe Systems **             45        Total Renal Care Holdings        19
Xilinx                       42        Sylvan Learning Systems          17
Liberate Technologies *      38        Omnicare                         16
PSINet                       38        Lason **                         13
Maxim Integrated Products    30        SunGard Data Systems             12
Optical Coating Laboratory   29        Orthodontic Centers of America   10
Pegasus Communications       27        Boron LePore & Associates        10
Citrix Systems *             25        Mutual Risk Management           10
--------------------------------------------------------------------------------
Total                       377 cents  Total                          -153 cents


 *Position added
**Position eliminated

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                    [GRAPH]

                   Russell 2000       Lipper Small Cap
                   Growth Index         Fund Index          New Horizons Fund


      12/31/89        10,000              10,000                  10,000
         12/90         8,259               8,622                   9,037
         12/91        12,486              12,807                  13,764
         12/92        13,457              14,239                  15,221
         12/93        15,256              16,649                  18,571
         12/94        14,886              16,569                  18,627
         12/95        19,507              21,808                  28,954
         12/96        21,704              24,941                  33,885
         12/97        24,513              28,687                  37,197
         12/98        24,815              28,441                  39,521
         12/99        35,508              40,368                  52,374


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 12/31/99           1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
New Horizons Fund                32.52%       15.62%       22.97%       18.01%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                        Year
                                       Ended
                                    12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
NET ASSET VALUE
Beginning of period               $    23.34    $    23.30    $    21.77    $    20.50    $    14.76

Investment activities
 Net investment income (loss)          (0.15)        (0.15)        (0.12)        (0.08)        (0.04)
 Net realized and
 unrealized gain (loss)                 7.36          1.46          2.23          3.54          8.19

 Total from
 investment activities                  7.21          1.31          2.11          3.46          8.15

Distributions
 Net realized gain                     (3.02)        (1.27)        (0.58)        (2.19)        (2.41)


NET ASSET VALUE
End of period                     $    27.53    $    23.34    $    23.30    $    21.77    $    20.50

Ratios/Supplemental Data

Total return*                          32.52%         6.25%         9.77%        17.03%        55.44%
Ratio of total expenses to
average net assets                      0.90%         0.89%         0.88%         0.90%         0.90%
Ratio of net investment
income (loss) to average
net assets                             (0.66)%       (0.65)%       (0.57)%       (0.41)%       (0.23)%
Portfolio turnover rate                 44.7%         41.2%         45.2%         41.4%         55.9%
Net assets, end of period
(in millions)                     $    6,022    $    5,228    $    5,104    $    4,363    $    2,855

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

11
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999


------------------------
PORTFOLIO OF INVESTMENTS                              Shares             Value
--------------------------------------------------------------------------------
                                                                  In thousands


COMMON STOCKS AND WARRANTS  95.5%


FINANCIAL 3.2%

Bank and Trust 0.1%
TeleBanc Financial *                                  200,000        $   5,181
                                                                         5,181
Insurance 1.6%
E.W. Blanch Holdings                                  200,000           12,250
Mutual Risk Management *                              900,000           15,131
Presidential Life                                     977,200           17,926
Radian Group                                        1,000,000           47,750
                                                                     -----------
                                                                        93,057
                                                                     -----------
Financial Services 1.5%
Affiliated Managers Group *                           400,000           16,175
eSpeed (Class A) *                                    200,000            7,131
Financial Federal +*                                  900,000           20,532
Investors Financial Services                          160,000            7,345
Jones Lang LaSalle *                                  350,000            4,156
Legg Mason                                            600,000           21,750
Nextcard                                              500,000           14,406
                                                                     -----------
                                                                        91,495
                                                                     -----------
Total Financial                                                        189,733
                                                                     -----------

HEALTH CARE 14.7%

Pharmaceuticals 1.4%
Alkermes *                                            650,000           31,891
Collagenex Pharmaceuticals *                          182,800            4,513
Emisphere Technologies *                              233,600            7,015
King Pharmaceuticals *                                110,000            6,160
Magainin Pharmaceuticals, Warrants, 8/6/01 *++        337,299                0
Noven Pharmaceuticals *                               530,000            9,639
PathoGenesis *                                        225,800            4,819
Shire Pharmaceuticals ADR *                           450,000           13,022
United Therapeutics *                                 220,000           10,175
                                                                     -----------
                                                                        87,234
                                                                     -----------

12
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                                           Shares              Value
--------------------------------------------------------------------------------
                                                        In thousands

Biotechnology 8.7%

Abgenix *                                 235,000          $  30,667
Affymetrix *                              180,000             30,538
Alexion Pharmaceutical * +                800,000             24,250
Anesta * +                                833,200             14,269
Aradigm *                                 450,000              4,303
Aurora Biosciences *                      325,000              8,572
Aviron *                                   88,000              1,392
Cephalon *                                550,000             19,078
Collateral Therapeutics *                 200,000              3,944
COR Therapeutics *                        850,000             22,897
Cubist Pharmaceuticals *                  450,000              8,719
CV Therapeutics *                         163,000              4,248
Enzon *                                   170,000              7,352
Epix Medical * +                          700,000              7,109
Gilead Sciences *                         442,600             23,928
Guilford Pharmaceuticals *                 80,000              1,340
Human Genome Sciences *                   114,600             17,484
IDEC Pharmaceuticals                       70,000              6,871
ILEX Oncology *                           195,000              4,741
Imclone Systems *                         390,000             15,429
Incyte Pharmaceuticals *                  250,000             14,789
Inhale Therapeutic Systems * +            875,000             37,270
MedImmune *                               244,700             40,574
Millennium Pharmaceuticals *               85,000             10,362
Neurocrine Biosciences * +              1,005,700             24,765
NPS Pharmaceuticals * +                 1,400,000             17,544
Progenics Pharmaceuticals *                75,000              3,666
Qiagen NV *                               100,000              7,675
QLT PhotoTherapeutics *                   625,000             36,641
SangStat Medical *                        190,000              5,647
Serologicals * +                        1,825,000             11,121
Titan Pharmaceuticals *                   190,000              3,610
Transkaryotic Therapies *                 182,500              7,032
Triangle Pharmaceuticals *              1,415,000             18,085
Trimeris *                                350,000              8,291
Viropharma *                              382,300             14,217
Visible Genetics *                        140,000              4,165
                                                          ----------
                                                             522,585
                                                          ----------

13
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                   Shares               Value
--------------------------------------------------------------------------------
                                                                 In thousands

Medical Instruments and Devices 2.2%
Mentor                                          1,000,000           $  25,937
Mettler Toledo International *                    250,000               9,547
Optical Coating Laboratory                        200,000              58,950
ResMed *                                          250,000              10,438
Sybron International *                          1,000,000              24,687
Waters *                                           56,700               3,005
                                                                    ---------
                                                                      132,564
                                                                    ---------
Health Care Services 1.7%
AmeriPath *                                     1,000,000               8,219
Boron Lepore & Associates * +                   1,030,000               6,824
Immunomedics *                                    425,000               5,233
Medical Manager *                                 112,700               9,484
Omnicare                                        2,000,000              24,000
Omnicare, Warrants, 8/11/00 *                     105,253                   0
Renal Care Group *                              1,500,000              35,203
Total Renal Care Holdings *                     1,940,400              12,976
US Oncology *                                     159,100                 776
                                                                    ---------
                                                                      102,715
                                                                    ---------
Broadcasting 0.5%
Caliper Technologies *                            200,000              13,338
Maxygen *                                         160,000              11,420
Tularik *                                          47,500               1,539
Visible Genetics *                                250,000               6,694
                                                                    ---------
                                                                       32,991
                                                                    ---------
Pharmaceuticals and Biotechnology 0.2%
Coulter Pharmaceutical *                          425,000               9,669
                                                                    ---------
                                                                        9,669
                                                                    ---------
Total Health Care                                                     887,758
                                                                    ---------

CONSUMER 13.8%

Soft Goods Retailers 1.3%
Jo Ann Stores (Class B) *                         470,000               4,729
Pacific Sunwear *                               1,380,000              43,944
Urban Outfitters * +                            1,087,100              31,730
                                                                    ---------
                                                                       80,403
                                                                    ---------
14
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                                               Shares              Value
--------------------------------------------------------------------------------
                                                            In thousands

Hard Goods Retailers 3.6%
Casey's General Stores                      2,000,000          $  20,938
Cost Plus *                                   300,000             10,659
CSK Auto * +                                1,500,000             26,250
Discount Auto Parts *                         798,700             14,427
Duane Reade * +                             1,380,000             38,036
O'Reilly Automotive *                       1,800,000             39,206
Office Depot *                                600,000              6,563
Restoration Hardware *                        600,000              4,031
Sonic Automotive (Class A) *                1,000,000              9,750
TSC * +                                       800,000             12,900
Tweeter Home Entertainment Group *            750,000             26,531
Wild Oats Markets *                           450,000              9,970
                                                               ---------
                                                                 219,261
                                                               ---------
Consumer Nondurables 2.1%
American Italian Pasta (Class A) *            500,000             15,375
Linens `n Things *                            200,000              5,925
Natrol *                                      600,000              4,294
Nautica Enterprises * +                     1,750,000             19,852
Ocular Sciences *                             300,000              5,662
Quicksilver * +                             1,250,000             19,375
Rayovac *                                     850,000             16,044
Wesley Jessen VisionCare * +                1,100,000             41,525
                                                               ---------
                                                                 128,052
                                                               ---------
Restaurants 2.0%
O' Charley's *                                267,400              3,476
Outback Steakhouse *                        1,750,000             45,500
P F Chang's China Bistro *                    500,000             12,563
Papa John's International *                   750,000             19,570
Sonic * +                                   1,300,000             36,644
                                                               ---------
                                                                 117,753
                                                               ---------
Food and Beverages 0.1%
United Natural Foods *                        258,000              3,120
                                                               ---------
                                                                   3,120
                                                               ---------
Entertainment 2.0%
American Classic Voyages *                    550,000             19,181
Dover Downs Entertainment                     300,000              5,625
Imax *                                      1,000,000             27,406

15
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                                              Shares                     Value
--------------------------------------------------------------------------------
                                                                  In thousands

Intrawest *                                  300,000               $     5,194
SFX Entertainment (Class A) *              1,000,000                    36,188
Speedway Motorsports *                       500,000                    13,906
Travel Services International *              295,500                     2,733
Vail Resorts *                               500,000                     8,969
                                                                   -------------
                                                                       119,202
                                                                   -------------
Consumer Services 2.7%
Advantage Learning Systems *                 250,000                     2,820
Apollo Group (Class A) *                   1,500,000                    30,047
Avis Rent A Car *                          1,042,500                    26,649
Bright Horizons Family Solution *            500,000                     9,312
Caliber Learning Network *                   560,000                     1,540
Devry *                                      300,000                     5,588
Extended Stay America *                    2,000,000                    15,250
ITT Educational Services                     250,000                     3,859
Learning Tree International *                250,000                     6,992
School Specialty *                           400,000                     6,013
Strayer Education * +                        800,000                    16,000
Sunterra *                                 1,250,000                    14,375
Sylvan Learning Systems *                  2,000,000                    26,250
                                                                   -------------
                                                                       164,695
                                                                   -------------
Total Consumer                                                         832,486
                                                                   -------------


TECHNOLOGY 27.7%

Computer Software 7.7%
Avant *                                    1,200,000                    18,037
Citrix Systems *                             300,000                    36,891
Excalibur Technologies *                     150,000                     3,103
Great Plains Software *                      500,000                    37,391
HNC Software *                               175,000                    18,545
Informatica *                                175,000                    18,419
ISS Group *                                  675,000                    47,967
Keynote Systems *                            200,000                    14,550
Mission Critical Software *                  250,000                    17,516
National Instruments *                       600,000                    23,081
Parametric Technology *                    2,049,100                    55,390
Peerless Systems *                           400,000                     3,162

16
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                  Shares              Value
--------------------------------------------------------------------------------
                                                               In thousands

Quintus *                                        100,000          $   4,581
SalesLoggix *                                    350,000             14,372
Synopsys *                                     1,500,000             99,891
Verity *                                         400,000             17,012
Visio *                                          724,200             34,399
                                                                    464,307
Semiconductors and Components 12.8%
Altera *                                       1,400,000             69,387
Analog Devices *                               1,600,000            148,800
Applied Micro Circuits *                         150,000             19,106
Benchmark Electronics *                          300,000              6,881
Burr Brown *                                   1,950,000             70,322
Cognex *                                       1,500,000             58,453
HI/FN *                                          250,000              9,680
Lattice Semiconductor *                          950,000             44,977
Linear Technology                                400,000             28,625
Maxim Integrated Products *                    2,300,000            108,459
Methode Electronics (Class A)                    600,000             19,238
Micrel *                                         650,000             37,050
Molex                                             97,656              5,533
SIPEX * +                                      1,200,000             29,437
Xilinx *                                       2,500,000            113,672
                                                                    769,620
Networking and Telecom Equipment 1.2%
ADC Telecommunications *                         200,000             14,506
Airnet Commerce *                                100,000              3,644
Concord Communications * +                       775,000             34,609
Netsolve *                                       250,000              7,859
Sonicwall *                                      300,000             12,056
                                                                     72,674
Computer Hardware/Peripherals 1.0%
Electronics for Imaging *                      1,000,000             58,625
                                                                     58,625
E-Commerce 5.0%
1-800 Flowers.com (Class A)                      500,000              5,344
CareInsite *                                     255,000             20,535
CYBERSOURCE *                                    450,000             23,372
Drugstore.Com *                                  100,000              3,653

17
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                     Shares              Value
--------------------------------------------------------------------------------
                                                                  In thousands

Liberate Technologies *                             240,000          $  61,590
Loislaw *                                           450,000             17,803
PSINet *                                          1,200,000             74,213
Sterling Commerce *                                 700,000             23,844
WebTrends * +                                       750,000             60,563
Wink Communications *                               200,000             12,006
                                                                       302,923
Total Technology                                                     1,668,149


BUSINESS SERVICES 31.4%

Telecom Services 5.3%
AT & T Canada (Class B) ADR *                       800,000             32,150
Brightpoint *                                     1,500,000             19,781
Crown Castle International *                        107,300              3,440
Intermedia Communications *                         350,000             13,563
Metromedia International *                        1,000,000              4,750
MGC Communications *                                250,000             12,641
Microcell Telecommunications (Class B) *            750,000             24,656
Millicom International Cellular *                   500,000             31,125
NTL *                                               333,332             41,542
Omnipoint *                                       1,000,000            120,437
Pinnacle Holdings *                                 400,000             17,100
                                                                       321,185
Computer Services 4.5%
Affiliated Computer Services (Class A) *          1,350,000             62,100
BISYS Group *                                     1,000,000             65,188
Inspire Insurance Solutions *                       600,000              2,831
National Data                                     1,250,000             42,422
NOVA *                                            1,350,000             42,609
Paychex                                             500,000             19,984
SunGard Data Systems *                            1,478,700             35,119
                                                                       270,253
Distribution 3.4%
Aviation Sales *                                    500,000              8,250
Daisytek International *                            750,000             17,508
Henry Schein *                                    2,000,000             26,437
MSC (Class A) *                                   1,750,000             23,188

18
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                 Shares               Value
--------------------------------------------------------------------------------
                                                               In thousands

Tech Data *                                     500,000           $  13,578
U.S. Foodservice *                            2,500,000              41,875
United Stationers *                           1,000,000              28,656
Watsco                                        2,000,000              23,125
White Cap Industries *                          415,000               6,212
Wilmar Industries * +                           950,000              16,447
                                                                    205,276
Transportation 1.2%
C.H. Robinson Worldwide                         210,000               8,354
Eagle USA Air Freight * +                     1,482,800              64,085
                                                                     72,439
Media and Advertising 8.0%
ADVO *                                        1,155,000              27,431
Catalina Marketing *                            835,000              96,651
Classic Communications *                        400,000              14,675
Clear Channel Communications                    499,999              44,625
E4L *                                         1,000,000               2,500
Emmis Broadcasting (Class A) *                  300,000              37,397
Entercom Communications *                       150,000               9,900
Infinity Broadcasting (Class A) *             2,470,077              89,386
Lamar Advertising (Class A) *                   750,000              45,352
NDS Group *                                     105,000               3,209
Pegasus Communications (Class A) *              750,000              72,656
Radio Unica Communications *                    100,000               2,919
Sinclair Broadcast Group (Class A) *          1,535,000              18,756
Young Broadcasting (Class A) *                  332,300              16,937
                                                                    482,394
Environmental 0.6%
Casella Waste Systems (Class A) * +           1,000,000              18,907
Catalytica *                                    250,000               3,406
U.S. Liquids *                                  350,000               2,931
Waste Connections *                             500,000               7,172
                                                                     32,416
Engineering and Construction 0.5%
Tetra Tech *                                  1,250,000              19,297
Toll Brothers *                                 500,000               9,312
                                                                     28,609


19
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                 Shares              Value
--------------------------------------------------------------------------------
                                                              In thousands

Miscellaneous Business Services 7.9%
Cambridge Technology Partners *                 250,000          $   6,570
Career Blazers *                                200,000              1,350
CBT Group ADR *                                 500,000             16,781
Comfort Systems USA *                         1,750,000             12,906
Consolidated Graphics *                         600,000              8,962
Cysive *                                         55,500              4,029
EMS Technologies *                              125,400              1,442
F. Y. I. *                                      250,000              8,508
G & K Services (Class A) *                      200,000              6,419
Global Imaging Systems * +                    1,100,000             13,441
Hagler Bailly * +                             1,250,000              6,289
Infousa                                       1,405,300             19,630
Iron Mountain *                                 450,000             17,691
Mastech *                                       150,000              3,717
MemberWorks *                                   237,000              7,858
META Group * +                                1,125,000             21,516
Metamor Worldwide *                             330,000              9,632
Modis Professional Services *                 1,000,000             14,250
New England Business Service                    200,000              4,888
NFO Worldwide * +                             2,000,000             44,750
Official Payments                               150,000              7,861
Orthodontic Centers of America * +            3,000,000             35,812
Predictive Systems *                             65,900              4,354
Prepaid Legal Services *                        500,000             12,000
ProBusiness Services *                          110,000              3,953
Professional Staff ADR * +                      600,000              3,394
Romac International *                         1,800,000             24,244
SITEL *                                       1,500,000             10,500
Snyder Communications                           702,000             13,514
Snyder Communications *                         175,500              2,155
SPR * +                                       1,450,500              8,703
StaffMark *                                   1,250,000              9,453
Symyx Technologies *                            150,000              4,481
Tanning Technology *                            126,000              7,395
Tier Technologies (Class B) *                 1,100,000              9,298
Trammell Crow *                               1,000,000             11,625

20
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                            Shares               Value
--------------------------------------------------------------------------------
                                                          In thousands

Viant *                                    150,000           $  14,672
West TeleServices *                        545,300              13,377
Xpedior Incorporated *                     201,500               5,799
Zebra Technologies (Class A) *             744,000              43,175
                                                               476,394
Total Business Services                                      1,888,966


ENERGY 2.7%

Exploration and Production 0.7%
Barrett Resources *                        450,000              13,247
Devon Energy                               300,387               9,875
Key Energy *                             3,015,000              15,640
Noble Affiliates                           200,000               4,288
                                                                43,050
Energy Services 2.0%
BJ Services                              1,500,000              62,719
Coflexip ADR                               200,000               7,550
Cooper Cameron *                           500,000              24,469
National Oilwell *                         350,000               5,490
Smith International *                      400,000              19,875
                                                               120,103
Total Energy                                                   163,153


INDUSTRIAL 1.2%

Paper and Forest Products 0.0%
Lydall                                     500,000               3,313
                                                                 3,313
Machinery 1.2%
Group Maintenance America *              1,250,000              13,359
JLG Industries                             750,000              11,953
Teleflex                                   600,000              18,788
United Rentals *                         1,500,000              25,687
                                                                69,787
Total Industrial                                                73,100

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                         Shares           Value
--------------------------------------------------------------------------------
                                                                   In thousands
  BASIC MATERIALS 0.1%

  Miscellaneous Materials 0.1%
  Energy Conversion Devices *                           400,000   $       3,687
  Energy Conversion Devices, Warrants, 7/31/01 *        400,000             775
                                                                  --------------
  Total Basic Materials                                                   4,462
                                                                  --------------


  MISCELLANEOUS 0.7%

  Miscellaneous Common Stocks                                            41,907
                                                                  --------------
  Total Miscellaneous Common Stock                                       41,907
                                                                  --------------
  Total Common Stocks and Warrants
     (Cost $3,392,374)                                                5,749,714
                                                                  --------------

  SHORT-TERM INVESTMENTS 4.5%

  Money Market Funds 4.5%
  Reserve Investment Fund, 6.16%, + #               273,853,382         273,853
                                                                  --------------
  Total Short-Term Investments (Cost $273,853)                          273,853
                                                                  --------------

Total Investments in Securities

100.0% of Net Assets (Cost $3,666,227)                            $   6,023,567

Other Assets Less Liabilities                                            (1,571)
                                                                  --------------

NET ASSETS                                                        $   6,021,996
                                                                  --------------



  # Seven-day yield
 ++ Securities contain some restrictions as to public resale-total of such securities at period-end amount to 0.0% of net assets.
  + Affiliated company
  * Non-income producing
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
 Affiliated companies (cost $895,313)                              $1,037,802
 Other companies (cost $2,770,914)                                  4,985,765
                                                                   ----------
 Total investments in securities                                    6,023,567
 Other assets                                                          32,894
                                                                   ----------
Total assets                                                        6,056,461
                                                                   ----------
Liabilities

Total liabilities                                                      34,465
                                                                   ----------

NET ASSETS                                                         $6,021,996
                                                                   ----------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions          $  197,375
Net unrealized gain (loss)                                          2,357,340
Paid-in-capital applicable to 218,703,354 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized                                       3,467,281
                                                                   ----------

NET ASSETS                                                         $6,021,996
                                                                   ----------

NET ASSET VALUE PER SHARE                                          $    27.53
                                                                   ----------


The accompanying notes are an integral part of these financial statements.

23
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                       Year
                                                                      Ended
                                                                   12/31/99

Investment Income (Loss)
Income
 Interest (including $7,379 from affiliated companies)          $     7,379
 Dividend                                                             4,337
                                                                -----------
 Total income                                                        11,716
                                                                -----------
Expenses
 Investment management                                               33,020
 Shareholder servicing                                               10,455
 Prospectus and shareholder reports                                     492
 Custody and accounting                                                 279
 Registration                                                            59
 Legal and audit                                                         24
 Directors                                                               16
 Miscellaneous                                                           29
                                                                -----------
 Total expenses                                                      44,374
 Expenses paid indirectly                                               (56)
                                                                -----------
 Net expenses                                                        44,318
                                                                -----------
Net investment income (loss)                                        (32,602)
                                                                -----------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                         764,302
 Foreign currency transactions                                            1
                                                                -----------
 Net realized gain (loss)                                           764,303
Change in net unrealized gain or loss on securities                 753,938
                                                                -----------
Net realized and unrealized gain (loss)                           1,518,241
                                                                -----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $ 1,485,639
                                                                -----------

The accompanying notes are an integral part of these financial statements.

24

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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                Year
                                                               Ended
                                                            12/31/99         12/31/98

  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                          $   (32,602)     $   (32,687)
   Net realized gain (loss)                                  764,303          214,659
   Change in net unrealized gain or loss                     753,938          127,070
   Increase (decrease) in net assets from operations       1,485,639          309,042

  Distributions to shareholders
   Net realized gain                                        (593,298)        (270,553)

  Capital share transactions *
   Shares sold                                               787,313        1,173,003
   Distributions reinvested                                  571,898          260,068
   Shares redeemed                                        (1,458,035)      (1,346,820)
   Increase (decrease) in net assets from capital
   share transactions                                        (98,824)          86,251

  Net Assets
  Increase (decrease) during period                          793,517          124,740
  Beginning of period                                      5,228,479        5,103,739

  End of period                                          $ 6,021,996      $ 5,228,479
                                                         ----------------------------
* Share information
   Shares sold                                                33,180           50,954
   Distributions reinvested                                   23,390           12,419
   Shares redeemed                                           (61,913)         (58,401)
   Increase (decrease) in shares outstanding                  (5,343)           4,972

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 3, 1960.

  The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

  Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

  Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

26
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------



NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,168,180,000 and $2,971,605,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

  In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

  ------------------------------------------------------------------------------
  Undistributed net investment income                             $ 32,602,000
  Undistributed net realized gain                                  (32,602,000)


  At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $3,666,227,000. Net unrealized gain aggregated $2,357,340,000 at period-end, of which $2,737,750,000 related to appreciated investments and $380,410,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

  The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $3,147,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

  annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

  In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $7,492,000 for the year ended December 31, 1999, of which $646,000 was payable at period-end.

  Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 11.2% of the outstanding shares of the fund at December 31, 1999. For the year then ended, the fund was allocated $1,360,000 of Spectrum expenses, $133,000 of which was payable at period-end.

  The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $7,379,000 and are reflected as interest income in the accompanying Statement of Operations.

28
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.


  In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. ("the Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP

Baltimore, Maryland
January 20, 2000

29
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T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .    $184,669,000 from short-term capital gains,

 .    $408,629,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $4,077,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION



  Knowledgeable Service Representatives

  By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

  In Person  Available in T. Rowe Price Investor Centers.


  Account Services

  Checking Available on most fixed income funds ($500 minimum).

  Automatic Investing From your bank account or paycheck.

  Automatic Withdrawal  Scheduled, automatic redemptions.

  Distribution Options Reinvest all, some, or none of your distributions.

  Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


  Brokerage services*

  Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


  Investment Information

  Combined Statement  Overview of all your accounts with T. Rowe Price.

  Shareholder Reports Fund managers' reviews of their strategies and results.

  T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

  Performance Update Quarterly review of all T. Rowe Price fund results.

  Insights Educational reports on investment strategies and financial markets.

  Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
  Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS                         BOND FUNDS

Domestic                            Domestic Taxable

Blue Chip Growth                    Corporate Income
Capital Appreciation                GNMA
Capital Opportunity                 High Yield
Diversified Small-Cap Growth        New Income
Dividend Growth                     Short-Term Bond
Equity Income                       Short-Term U.S. Government
Equity Index 500                    Spectrum Income
Extended Equity Market Index        Summit GNMA
Financial Services                  Summit Limited-Term Bond
Growth & Income                     U.S. Treasury Intermediate
Growth Stock                        U.S. Treasury Long-Term
Health Sciences
Media & Telecommunications          Domestic Tax-Free
Mid-Cap Growth
Mid-Cap Value                       California Tax-Free Bond
New America Growth                  Florida Intermediate Tax-Free
New Era                             Georgia Tax-Free Bond
New Horizons*                       Maryland Short-Term Tax-Free Bond
Real Estate                         Maryland Tax-Free Bond
Science & Technology                New Jersey Tax-Free Bond
Small-Cap Stock                     New York Tax-Free Bond
Small-Cap Value                     Summit Municipal Income
Spectrum Growth                     Summit Municipal Intermediate
Tax-Efficient Growth                Tax-Free High Yield
Total Equity Market Index           Tax-Free Income
Value                               Tax-Free  Intermediate Bond
                                    Tax-Free Short-Intermediate
International/Global                Virginia Short-Term Tax-Free Bond
                                    Virginia Tax-Free Bond
Emerging Markets Stock
European Stock                      International/Global
Global Stock
International Discovery             Emerging Markets Bond
International Growth & Income       Global Bond
International Stock                 International Bond
Japan
Latin America
New Asia
Spectrum International

MONEY MARKET FUNDS+

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


* Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------


ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

Advisory Services

T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


RETIREMENT RESOURCES AT T. ROWE PRICE

Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation

Planning and Informational Guides
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Insights Reports
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages

T. Rowe Price Retirement Planning
  Analyzer(TM) CD-ROM or diskette $19.95.
  To order, please call
  1-800-541-5760. Also available
  on the Internet for $9.95.

T. Rowe Price Variable Annuity Analyzer(TM) CD-ROM or diskette, free. To order, please call 1-800-469-5304.

T. Rowe Price Immediate Variable Annuity (Income Account)

Investment Kits

We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

For fund and account
information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access 1-800-638-2587 By Account Access on the Internet www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.


Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.         F42-050  12/31/99